SUPPLEMENT DATED JUNE 23, 2025 TO THE CURRENT SUMMARY AND STATUTORY PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION FOR:

Invesco Developing Markets Fund

(the “Fund”)

This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in connection with the Summary and Statutory Prospectuses and SAI and retain it for future reference.

Effective June 23, 2025:

1.	The following information is removed from the “Principal Investment Strategies of the Fund” and “Objective(s) and Strategies” sections of the Summary and Statutory Prospectuses:

The Fund focuses on companies that the portfolio manager believes have above-average earnings growth.

2.	The following information replaces the sixth paragraph under the heading “Principal Investment Strategies of the Fund” in the Summary and Statutory Prospectuses and seventh paragraph under the heading “Objective(s) and Strategies” in the Statutory Prospectus:

In selecting investments for the Fund, the portfolio managers evaluate investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company’s financial statements, management record, capital structure, operations, product development, and competitive position in its industry. The portfolio managers seek to take advantage of inefficiencies in the market and to buy shares of companies that they believe are trading below their intrinsic value. The portfolio managers seek to hold a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio managers may invest in companies of different capitalization ranges in any developing market country. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security.

3.	“Growth Investing Risk” is removed from the Summary and Statutory Prospectuses.

4.	The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:

Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Investment Sub-Adviser: Invesco Asset Management Limited (Invesco Asset Management or the Sub-Adviser)

Portfolio Managers	Title	Length of Service on the Fund
William Lam	Portfolio Manager	2025
Ian Hargreaves	Portfolio Manager	2025
Charles Bond	Portfolio Manager	2025
Matthew Pigott	Portfolio Manager	2025

5.	The following information replaces in its entirety the information appearing under the heading “Fund Management – The Adviser(s) – Sub-Advisers” in the Statutory Prospectus:

Invesco Asset Management Limited (Invesco Asset Management) serves as the Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. Invesco Asset Management has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management provides portfolio management services to the Fund.

In addition, Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI

6.	The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Manager” in the Statutory Prospectus:

Investment management decisions for the Fund are made by the investment management teams at Invesco and Invesco Asset Management.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■ William Lam, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2006.

■ Ian Hargreaves, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 1994.

■  Charles Bond, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2012.

■  Matthew Pigott, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2022. Prior to joining Invesco Asset Management, Mr. Pigott was an investment analyst and Assistant Fund Manager at Jupiter Asset Management Limited from 2017 to 2022.

More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.

The Fund's SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

7.	Justin Leverenz will no longer serve as a Portfolio Manager of the Fund. All references to Mr. Leverenz are hereby removed from the Fund’s Summary and Statutory Prospectuses and SAI.

O-DVM-SUMSTATSAI-SUP 062325